[logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) GLOBAL EQUITY
                SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GLOBAL EQUITY SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53)
Chairman and President                                   Secretary and Clerk
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Senior
and Chief Executive Officer                              Vice President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        ROBERT R. FLAHERTY (born 09/18/63)
Secretary and Assistant Clerk                            Assistant Treasurer
Massachusetts Financial services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
MARK E. BRADLEY (born 11/23/59) Assistant
Treasurer                                                ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer

Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since March 1997)                             President (since September 1996)

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David R. Mannheim*                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch- tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, Initial Class shares of the series provided a total return of -9.95% and Service Class shares -9.76%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -16.52% for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East.

For the period as a whole, stock markets around the world were sharply negative, continuing the downturn that started in the spring of 2000. Although the market slide began in the technology and telecommunications sectors, in 2001 we saw market weakness spread to most sectors and most regions of the globe. Whereas in 2000 there seemed to be some "defensive" sectors of the market that did well, for most of 2001 we saw virtually no pockets of strength anywhere. Companies in our portfolio that we viewed as good long-term investments had their stock prices dragged down by slowing economies in the United States and most other regions. The National Bureau of Economic Standards in the United States declared that, in fact, the nation had been in a recession since March of 2001.

In retrospect, it appears that the events of September 11 brought things to a head, leading to a dramatic selling frenzy as global markets anticipated a deepening recession. But, in fact, the market bounced back, and the series participated in a strong rally in the fourth quarter of the year. We attribute the rally in large part to the monetary stimulus provided by the Federal Reserve Board (the Fed) and central banks around the world, which lowered rates to stimulate their economies, and to the fiscal stimulus provided in the United States by increased spending on security and defense. Stock markets have historically tended to turn upward some months in advance of an economic recovery, and we're hopeful that is what we witnessed at the end of the period.

We think the market aftermath of September 11 also demonstrated the value of global investing and of one of our basic strategies: diversification among sectors. Prior to September 11, for example, we had established a strong position in insurance stocks, and we feel the long-term outlook for many of these companies actually improved after the attacks.

To understand why we feel the outlook for insurance companies could improve after the industry suffered one of its greatest losses ever, it may help to first explain the state of the industry prior to September 11. In late 1999, our industry analyst came to believe the property and casualty insurance business (most types of coverage other than life insurance) was about to emerge from a long slump. For over a decade, insurance stocks had done poorly as policy rates declined, holding back the profits of insurance firms. Our research indicated that situation was about to reverse. We began investing in the industry about two years ago and have seen stocks of many companies rise in price as companies were able to raise rates.

In the immediate aftermath of September 11, investors shed most insurance stocks as they anticipated crippling losses. Our in-depth research into the industry, however, led us to believe the long-term effect of September 11 will be to accelerate a positive trend we were already seeing. Strong companies with the reserves to sustain losses from the terrorist attacks will find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand, which had been relatively constant, will rise as businesses and individuals increase their coverage in the wake of the tragedies. We think the leaders in the industry may experience a near- ideal business situation: increasing demand and the ability to raise prices.

Based on this viewpoint, we took advantage of the drop in prices of insurance company stocks to increase our holdings. As of the end of the period, nearly all of our insurance holdings had rebounded from their post-September 11 lows, and we feel the coming period may be a good one for the industry as a whole.

After September 11, we also shifted some of our insurance holdings in order to add several of the world's major reinsurance firms to the portfolio: Munchener Ruckvers (Munich Re), Swiss Reinsurance, and Bermuda-based firms Ace Ltd. and XL Capital Ltd. (Insurance firms that write policies often use reinsurance firms to help them spread out their risks.) As a large part of the reinsurance industry is centered outside the United States, this was a case where the global nature of the fund enabled us to pursue opportunities that might not have been available to a purely domestic portfolio.

Our holdings in several other industries helped demonstrate the big picture of our strategy of diversification across sectors. Health care, the fund's largest sector weighting, is an area that has been -- and we think will continue to be -- characterized by above-average long-term growth. Our financial services weighting, the fund's second-largest concentration, consisted of insurance holdings as discussed above, as well as some banks and diversified financial services firms. We view insurance as a cyclical industry that has been in a very attractive part of its cycle. Our holdings in basic materials, our third-largest sector, consisted of stocks in a small number of industries that we think may be areas of relative strength in an uncertain market.

We also held a strong position in the utilities and communications sector, composed largely of cellular phone service providers such as Sprint PCS Group in the United States, NTT DoCoMo Inc. in Japan, and Vodafone Group in the United Kingdom. Although these stocks were dragged down for most of the period by the technology and telecommunications slump, we believe the long-term outlook for these industry leaders remains attractive as voice and data transmission increasingly go wireless.

Including utilities and communications, our four largest sectors each composed about 12% to 16% of portfolio assets. We also had smaller but significant holdings -- in the range of about 5% to 10% of assets -- in the consumer staples, technology, energy, leisure, and retailing sectors, and smaller positions in other sectors.

We believe there has been a strong element of consistency in our approach, in that most of the larger sectors at the end of the period were also large weightings a year ago. The major exception is the basic materials sector, which has risen from the ninth-largest sector 12 months ago to the third- largest sector at the end of the period. We think our holdings in this sector exemplify another element of our approach: sector weightings are driven by a bottom-up approach to individual stockpicking, rather than by a "macro" approach that attempts to pick sectors first and then select stocks within those sectors. What we strive to find, across all sectors, are individual companies that we believe will offer above-average growth.

Although the basic materials category encompasses areas such as mining, paper, chemicals, metals, and precious metals, our holdings in this sector consisted of just seven opportunities that our analysts have uncovered in three industries:
Swiss agricultural chemical firm Syngenta; Dutch pharmaceutical and chemical company Akzo Nobel; and five industrial gas firms: Praxair and Air Products in the United States, BOC Group in the United Kingdom, Linde in Germany, and L'Air Liquide in France.

As recently as October of 2000, Akzo Nobel was our only basic materials holding. Syngenta is a new company that was formed in late 2000 by combining the agricultural chemical divisions of two European pharmaceutical firms. Our research indicated this was a company with good long-term growth prospects, and we increased our holdings when it appeared to us that the market under-appreciated its potential.

We initiated our industrial gas holdings in late 2000 and early 2001 when these firms were out of favor with the market and were selling at relatively low valuations -- not because of problems with company fundamentals, but because their rather steady earnings growth rates in the low teens seemed less attractive than the dazzling growth of technology companies. In the wake of the global downturn, however, the market appears to us to be recognizing the value of companies that may deliver more moderate, but perhaps more dependable, earnings growth.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President and Director of Core Portfolio Management of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the global and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore investment products.

David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, Director of International Equity Portfolio Management in 1999, and Director of Core Portfolio Management in August 2001.

He is a graduate of Amherst College and the MIT Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class  May 3, 1999
                 Service Class  May 1, 2000

Size: $5.6 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2001. Index information is from May 1, 1999.)

                         MFS Global Equity
                      Series - Initial Class         MSCI World Index
          "5/99"              $10,000                    $10,000
          "12/99"              12,383                     11,623
          "12/00"              11,505                     10,122
          "12/01"              10,360                      8,449

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                                     1 Year              Life*
------------------------------------------------------------------------------
Cumulative Total Return                             - 9.95%             +3.60%
------------------------------------------------------------------------------
Average Annual Total Return                         - 9.95%             +1.34%
------------------------------------------------------------------------------

SERVICE CLASS
                                                     1 Year              Life*
------------------------------------------------------------------------------
Cumulative Total Return                             - 9.76%             +3.67%
------------------------------------------------------------------------------
Average Annual Total Return                         - 9.76%             +1.36%
------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                     1 Year              Life*
------------------------------------------------------------------------------
MSCI World Index#                                   -16.52%             -6.12%
------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2001. Index information is from May 1, 1999.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Variable Insurance Trust, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                   515,862.745      5,225.978
John W. Ballen                                      515,862.745      5,225.978
Lawrence H. Cohn                                    514,168.077      6,920.646
J. David Gibbons                                    514,168.077      6,920.646
William R. Gutow                                    515,862.745      5,225.978
J. Atwood Ives                                      515,862.745      5,225.978
Abby M. O'Neill                                     515,862.745      5,225.978
Lawrence T. Perera                                  510,490.028     10,598.695
William J. Poorvu                                   515,862.745      5,225.978
Arnold D. Scott                                     515,862.745      5,225.978
J. Dale Sherratt                                    515,862.745      5,225.978
Elaine R. Smith                                     515,862.745      5,225.978
Ward Smith                                          515,862.745      5,225.978

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                                 502,902.877
Against                                               1,763.879
Abstain                                              16,421.967
Broker Non-votes                                          --

ITEM 3.  The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                                 501,226.284
Against                                               2,429.771
Abstain                                              17,432.668
Broker Non-votes                                          --

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                                 502,693.133
Against                                               1,973.623
Abstain                                              16,421.967

ITEM 5. The ratification of the election of Deloitte & Touche as the independent public accountants to be employed by the trust for the fiscal year ending December 31, 2001.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                                 514,822.380
Against                                               1,763.879
Abstain                                               4,502.464

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 95.5%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 62.1%
  Australia - 1.6%
    QBE Insurance Group Ltd. (Insurance)*                                 23,132             $   90,888
-------------------------------------------------------------------------------------------------------
  Bermuda - 1.5%
    Ace Ltd. (Insurance)                                                   1,680             $   67,452
    XL Capital Ltd. (Insurance)                                              210                 19,186
                                                                                             ----------
                                                                                             $   86,638
-------------------------------------------------------------------------------------------------------
  Canada - 2.0%
    BCE, Inc. (Telecommunications)                                         2,855             $   64,578
    Canadian National Railway Co. (Railroad)                                 979                 47,266
                                                                                             ----------
                                                                                             $  111,844
-------------------------------------------------------------------------------------------------------
  Denmark - 1.0%
    Danske Bank (Banks & Credit Cos.)                                      3,550             $   56,971
-------------------------------------------------------------------------------------------------------
  France - 9.3%
    Aventis S.A. (Pharmaceuticals)                                           540             $   38,324
    Bouygues S.A. (Construction)                                           1,360                 44,538
    Carrefour S.A. (Supermarket)                                           1,170                 60,805
    Clarins S.A. (Consumer Products)                                         530                 29,902
    Groupe Danone (Food & Beverage Products)                                 250                 30,479
    L'Air Liquide S.A. (Gas)                                                 590                 82,641
    Sanofi-Synthelabo S.A. (Medical & Health Products)                     1,100                 82,031
    Technip S.A. (Construction)                                              462                 61,670
    Total Fina Elf S.A., "B" (Oils)                                          650                 92,781
                                                                                             ----------
                                                                                             $  523,171
-------------------------------------------------------------------------------------------------------
  Germany - 1.9%
    Linde AG (Gas)                                                         1,330             $   53,852
    Munchener Ruckvers AG (Insurance)                                        205                 55,632
                                                                                             ----------
                                                                                             $  109,484
-------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*                  650             $    4,453
-------------------------------------------------------------------------------------------------------
  Italy - 0.3%
    Snam Rete Gas (Natural Gas)*                                           5,280             $   13,955
-------------------------------------------------------------------------------------------------------
  Japan - 7.1%
    Asahi Breweries, Ltd. (Food & Beverage Products)                       5,660             $   50,948
    Canon, Inc. (Business Machines)                                        2,000                 68,865
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                       5,100                 59,146
    Fast Retailing Co. (Retail)                                              200                 17,804
    Honda Motor Co., Ltd. (Automotive)                                     2,000                 79,859
    NTT DoCoMo, Inc. (Telecommunications)                                      4                 47,030
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                         1,000                 30,081
    Shionogi & Co., Ltd. (Pharmaceuticals)                                 2,000                 34,204
    The Nikko Securities Co., Ltd. (Finance)                               2,000                  8,933
                                                                                             ----------
                                                                                             $  396,870
-------------------------------------------------------------------------------------------------------
  Netherlands - 8.1%
    Akzo Nobel N.V. (Chemicals)                                            4,080             $  182,084
    Elsevier N.V. (Publishing)                                             7,310                 86,388
    Koninklijke Philips Electronics N.V. (Electronics)                     1,965                 58,370
    Libertel N.V. (Cellular Phones)*                                       4,140                 38,058
    Unilever N.V. (Consumer Goods & Services)                              1,590                 93,174
                                                                                             ----------
                                                                                             $  458,074
-------------------------------------------------------------------------------------------------------
  Portugal - 0.4%
    Telecel Comunicacoes Pessoais, S.A. (Telecom - Wireless)               2,970             $   23,787
-------------------------------------------------------------------------------------------------------
  Scotland - 1.5%
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                3,350             $   81,414
-------------------------------------------------------------------------------------------------------
  Singapore - 0.8%
    DBS Group Holdings Ltd. (Financial Services)                           6,000             $   44,854
-------------------------------------------------------------------------------------------------------
  South Korea - 3.0%
    Korea Telecom Corp., ADR (Telecommunications)                          1,170             $   23,786
    Samsung Electronics (Electronics)                                        590                126,283
    SK Telecom Co., Ltd. (Telecommunications)                                 90                 18,504
                                                                                             ----------
                                                                                             $  168,573
-------------------------------------------------------------------------------------------------------
  Spain - 1.9%
    Gas Natural SDG S.A. (Gas)                                             2,420             $   40,271
    Iberdrola S.A. (Utilities - Electric)                                  5,310                 69,085
                                                                                             ----------
                                                                                             $  109,356
-------------------------------------------------------------------------------------------------------
  Sweden - 1.2%
    Saab AB, "B" (Aerospace)                                               7,290             $   69,425
-------------------------------------------------------------------------------------------------------
  Switzerland - 7.7%
    Converuim Holding AG (Insurance)*                                        210             $   10,215
    Nestle S.A. (Food & Beverage Products)*                                  121                 25,818
    Novartis AG (Medical & Health Products)                                2,820                101,983
    Swiss Reinsurance (Insurance)*                                           490                 49,322
    Syngenta AG (Chemicals)*                                               3,920                203,194
    Synthes-Stratec, Inc. (Medical & Health Products)*##                      64                 44,096
                                                                                             ----------
                                                                                             $  434,628
-------------------------------------------------------------------------------------------------------
  Thailand - 0.5%
    Advanced Info Service Public Co., Ltd. (Cellular Phones)              28,500             $   26,270
-------------------------------------------------------------------------------------------------------
  United Kingdom - 12.2%
    BOC Group PLC (Chemicals)                                              3,380             $   52,076
    Capital Radio PLC (Broadcasting)                                       1,260                 14,148
    CGNU PLC (Insurance)*                                                  3,080                 37,829
    Diageo PLC (Food & Beverage Products)*                                14,856                169,507
    GlaxoSmithkline PLC (Medical Products & Pharmaceuticals)               2,210                 55,347
    NEXT PLC (Retail)                                                      5,170                 67,256
    Reckitt Benckiser PLC (Consumer Goods & Services)                      6,470                 94,041
    Reuters Group PLC (Business Services)                                  4,800                 47,442
    Standard Chartered PLC (Banks & Credit Cos.)                           1,860                 22,169
    Vodafone Group PLC (Telecommunications)                               47,560                124,258
                                                                                             ----------
                                                                                             $  684,073
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $3,494,728
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 33.4%
  Biotechnology - 1.2%
    Guidant Corp.*                                                         1,380             $   68,724
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Hewlett-Packard Co.                                                    1,050             $   21,567
    International Business Machines Corp.                                    720                 87,091
                                                                                             ----------
                                                                                             $  108,658
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.8%
    Sprint Corp. (PCS Group)*                                              2,830             $   69,080
    Western Wireless Corp.*                                                1,130                 31,923
                                                                                             ----------
                                                                                             $  101,003
-------------------------------------------------------------------------------------------------------
  Chemicals - 3.3%
    Air Products & Chemicals, Inc.                                         1,360             $   63,798
    Praxair, Inc.                                                          2,210                122,102
                                                                                             ----------
                                                                                             $  185,900
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Compaq Computer Corp.                                                  1,970             $   19,227
-------------------------------------------------------------------------------------------------------
  Computer Software - 0.3%
    Oracle Corp.*                                                          1,330             $   18,367
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.7%
    BMC Software, Inc.*                                                    2,420             $   39,615
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Fox Entertainment Group, Inc.*                                           870             $   23,081
    Viacom, Inc., "B"*                                                     1,730                 76,380
                                                                                             ----------
                                                                                             $   99,461
-------------------------------------------------------------------------------------------------------
  Insurance - 7.4%
    Allstate Corp.                                                         2,100             $   70,770
    CIGNA Corp.                                                            1,040                 96,356
    MetLife, Inc.                                                          2,600                 82,368
    Safeco Corp.                                                           1,690                 52,643
    The St. Paul Cos., Inc.                                                1,980                 87,061
    UnumProvident Corp.                                                    1,060                 28,101
                                                                                             ----------
                                                                                             $  417,299
-------------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co.                                                              910             $   39,731
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.9%
    American Home Products Corp.                                           1,070             $   65,655
    Eli Lilly & Co.                                                        1,240                 97,390
                                                                                             ----------
                                                                                             $  163,045
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.8%
    IMS Health, Inc.                                                       2,800             $   54,628
    Lincare Holdings, Inc.*                                                1,550                 44,407
                                                                                             ----------
                                                                                             $   99,035
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.9%
    Schlumberger Ltd.                                                        900             $   49,455
-------------------------------------------------------------------------------------------------------
  Oils - 2.8%
    Charter Communications, Inc.*                                          3,050             $   50,111
    Conoco, Inc.                                                           1,540                 43,582
    EOG Resources, Inc.                                                      900                 35,199
    GlobalSantaFe Corp.                                                      990                 28,235
                                                                                             ----------
                                                                                             $  157,127
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trust - 0.2%
    Starwood Hotels & Resorts Worldwide, Inc.                                300             $    8,955
-------------------------------------------------------------------------------------------------------
  Retail - 1.4%
    BJ's Wholesale Club, Inc.*                                               430             $   18,963
    Costco Wholesale Corp.*                                                  890                 39,498
    Estee Lauder Cos., "A"                                                   630                 20,198
                                                                                             ----------
                                                                                             $   78,659
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    ARAMARK Corp.*                                                         1,090             $   29,321
-------------------------------------------------------------------------------------------------------
  Supermarket - 1.5%
    Safeway, Inc.*                                                         2,050             $   85,588
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    BellSouth Corp.                                                        1,160             $   44,254
-------------------------------------------------------------------------------------------------------
  Transportation - 1.1%
    Fedex Corp.*                                                           1,200             $   62,256
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $1,875,680
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,482,771)                                                   $5,370,408
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                          $     38             $   37,998
    General Electric Capital Corp., due 1/02/02                               58                 57,997
    UBS Finance, Inc., due 1/02/02                                           117                116,994
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $  212,989
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.8%
-------------------------------------------------------------------------------------------------------
    Goldman Sachs dated 12/31/01, due 1/02/02, total to be
      received $103,010 (secured by various U.S. Treasury
      and Federal Agency Obligations in a jointly traded
      account), at Cost                                                 $    103             $  103,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,798,760)                                              $5,686,397

Other Assets, Less Liabilities - (1.1)%                                                         (63,639)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $5,622,758
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,798,760)                $5,686,397
  Investment of cash collateral for securities loaned, at
    identified cost and value                                           806,956
  Cash                                                                    4,688
  Foreign currency, at value (identified cost, $9,237)                    9,065
  Receivable for investments sold                                        32,021
  Receivable for series shares sold                                      88,545
  Interest and dividends receivable                                       9,526
                                                                     ----------
      Total assets                                                   $6,637,198
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $  206,717
  Payable for series shares reacquired                                      246
  Collateral for securities loaned, at value                            806,956
  Payable to affiliates -
    Management fee                                                          452
    Reimbursement fee                                                        69
                                                                     ----------
      Total liabilities                                              $1,014,440
                                                                     ----------
Net assets                                                           $5,622,758
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $6,274,046
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (112,356)
  Accumulated distributions in excess of net realized gains on
    investments and foreign currency transactions                      (538,912)
  Accumulated distributions in excess of net investment income              (20)
                                                                     ----------
      Total                                                          $5,622,758
                                                                     ==========
Shares of beneficial interest outstanding                              580,463
                                                                       =======
Initial Class shares:
  Net asset value per share
    (net assets of $5,622,590 / 580,446 shares of beneficial
    interest outstanding)                                              $ 9.69
                                                                       ======
Service Class shares:
  Net asset value per share
    (net assets of $168.39 / 17.316 shares of beneficial
    interest outstanding)                                              $ 9.72
                                                                       ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                        $   75,131
    Interest                                                             14,398
    Foreign taxes withheld                                               (7,491)
                                                                     ----------
      Total investment income                                        $   82,038
                                                                     ----------
  Expenses -
    Management fee                                                   $   51,461
    Trustees' compensation                                                2,600
    Shareholder servicing agent fee                                       1,802
    Administrative fee                                                      577
    Custodian fee                                                        13,187
    Printing                                                             12,508
    Auditing fees                                                        21,172
    Legal fees                                                            8,109
    Miscellaneous                                                         3,099
                                                                     ----------
      Total expenses                                                 $  114,515
    Fees paid indirectly                                                   (734)
    Reduction of expenses by investment adviser                         (54,602)
                                                                     ----------
      Net expenses                                                   $   59,179
                                                                     ----------
        Net investment income                                        $   22,859
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $ (500,852)
    Foreign currency transactions                                        (2,657)
                                                                     ----------
      Net realized loss on investments and foreign currency
        transactions                                                 $ (503,509)
                                                                     ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                      $  (43,913)
    Translation of assets and liabilities in foreign currencies             125
                                                                     ----------
      Net unrealized loss on investments and foreign currency
        translation                                                  $  (43,788)
                                                                     ----------
        Net realized and unrealized loss on investments and
          foreign currency                                           $ (547,297)
                                                                     ----------
          Decrease in net assets from operations                     $ (524,438)
                                                                     ==========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                    2001                   2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                   $   22,859          $   24,376
  Net realized gain (loss) on investments and foreign currency
    transactions                                                            (503,509)             30,904
  Net unrealized loss on investments and foreign currency
    translation                                                              (43,788)           (264,695)
                                                                          ----------          ----------
    Decrease in net assets from operations                                $ (524,438)         $ (209,415)
                                                                          ----------          ----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                              $  (14,406)         $  (23,386)
  From net investment income (Service Class)                                    --  *               (1)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                --               (67,855)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                --                    (2)
  In excess of net realized gain on investments and foreign
    currency transactions (Initial Class)                                     (5,592)            (39,645)
  In excess of net realized gain on investments and foreign
    currency transactions (Service Class)                                       --  *                 (1)
                                                                          ----------          ----------
    Total distributions declared to shareholders                          $  (19,998)         $ (130,890)
                                                                          ----------          ----------
Net increase in net assets from series share transactions                 $1,497,511          $3,359,186
                                                                          ----------          ----------
    Total increase in net assets                                          $  953,075          $3,018,881
Net assets:
  At beginning of period                                                   4,669,683           1,650,802
                                                                          ----------          ----------
  At end of period (including accumulated distributions in
    excess of net investment income of $20 and $202, respectively)        $5,622,758          $4,669,683
                                                                          ==========          ==========

* Amount was less than $1.

See notes to financial statements.


Financial Highlights
----------------------------------------------------------------------------------------------------------------
                                                                                                        PERIOD
                                                          YEAR ENDED DECEMBER 31,                        ENDED
                                                  -------------------------------------                 DECEMBER
INITIAL CLASS SHARES                                      2001                     2000                31, 1999*
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period                   $10.80                   $12.04                   $10.00
                                                        ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                              $ 0.04                   $ 0.09                   $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (1.11)                   (0.93)                    2.34
                                                        ------                   ------                   ------
      Total from investment operations                  $(1.07)                  $(0.84)                  $ 2.37
                                                        ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                            $(0.03)                  $(0.05)                  $(0.02)
  From net realized gain on investments and
    foreign currency transactions                         --                      (0.22)                   (0.31)
  In excess of net realized gain on investments and
    foreign currency transactions                        (0.01)                   (0.13)                     --
                                                        ------                   ------                   ------
      Total distributions declared to
        shareholders                                    $(0.04)                  $(0.40)                  $(0.33)
                                                        ------                   ------                   ------
Net asset value - end of period                         $ 9.69                   $10.80                   $12.04
                                                        ======                   ======                   ======
Total return                                             (9.95)%                  (7.09)%                  23.83%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.16%                    1.19%                    1.31%+
  Net investment income                                   0.44%                    0.78%                    0.37%+
Portfolio turnover                                          71%                     101%                      68%
Net assets at end of period (000 Omitted)               $5,623                   $4,669                   $1,651
  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees.
      In consideration, the series pays the investment adviser a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets.
      To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                             $(0.06)                  $(0.09)                  $(0.18)
        Ratios (to average net assets):
          Expenses##                                      2.22%                    2.78%                    4.39%+
          Net investment loss                            (0.62)%                  (0.81)%                  (2.71)%+
 * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
                                                                                              PERIOD
                                                                                               ENDED
                                                                  YEAR ENDED                 DECEMBER
SERVICE CLASS SHARES                                       DECEMBER 31, 2001                31, 2000*
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.79                   $11.69
                                                                      ------                   ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.06                   $ 0.05
  Net realized and unrealized loss on investments and
    foreign currency                                                   (1.11)                   (0.75)
                                                                      ------                   ------
      Total from investment operations                                $(1.05)                  $(0.70)
                                                                      ------                   ------
Less distributions declared to shareholders -
  From net investment income                                          $(0.01)                  $(0.04)
  From net realized gain on investments and foreign currency
    transactions                                                        --                      (0.10)
  In excess of net realized gain on investments and foreign
    currency transactions                                              (0.01)                   (0.06)
                                                                      ------                   ------
      Total distributions declared to shareholders                    $(0.02)                  $(0.20)
                                                                      ------                   ------
Net asset value - end of period                                       $ 9.72                   $10.79
                                                                      ======                   ======
Total return                                                           (9.76)%                  (7.53)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.36%                    1.37%+
  Net investment income                                                 0.59%                    0.75%+
Portfolio turnover                                                        71%                     101%
Net assets at end of period                                             $168                     $187

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays MFS a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.05)                  $(0.07)
        Ratios (to average net assets):
          Expenses##                                                    2.42%                    2.96%+
          Net investment loss                                          (0.47)%                  (0.84)%+
 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 8 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $780,053. These loans were collateralized by cash of $806,956 which was invested in the following short-term obligations:

                                                                  IDENTIFIED
                                                  SHARES      COST AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     806,956            $806,956

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 were as follows:

                                        DECEMBER 31, 2001   DECEMBER 31, 2000
-----------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                 $26,972            $128,882
  Long-term capital gain                               --               5,276
                                                  -------            --------
  Total Distributions Paid                        $26,972            $134,158

During the year ended December 31, 2001, accumulated undistributed net investment income decreased by $8,271 and accumulated net realized loss on investments and foreign currency transactions decreased by $8,712 and paid in capital decreased by $441 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At December 31, 2001, accumulated undistributed net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency transactions.

As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

                Undistributed ordinary income         $    721
                Capital loss carryforward            (306,860)
                Unrealized loss                      (345,149)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $306,860, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2001, aggregate unreimbursed expenses amounted to $127,510. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,993,151 and $3,509,909, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $5,874,878
                                                              ----------
Gross unrealized depreciation                                  $(490,852)
Gross unrealized appreciation                                    302,371
                                                              ----------
   Net unrealized depreciation                                $ (188,481)
                                                              ==========

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                      YEAR ENDED DECEMBER 31, 2001 YEAR ENDED DECEMBER 31, 2000
                      ---------------------------- ----------------------------
                              SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                  451,921   $ 4,570,172      1,494,577   $17,209,982
Shares issued to
  shareholders in
  reinvestment of
  distributions                2,038        19,997         11,938       130,878
Shares reacquired           (305,807)   (3,092,658)    (1,211,276)  (13,981,874)
                            --------   -----------     ----------   -----------
    Net increase             148,152   $ 1,497,511        295,239   $ 3,358,986
                            ========   ===========     ==========   ===========

Service Class shares
                      YEAR ENDED DECEMBER 31, 2001 YEAR ENDED DECEMBER 31, 2000
                      ---------------------------- ----------------------------
                              SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                    --      $    --                 17   $       200
                            --------   -----------     ----------   -----------
    Net increase               --      $    --                 17   $       200
                            ========   ===========     ==========   ===========
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $49. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 53.76%.

For the year ended December 31, 2001, income from foreign sources was $55,478, and the series designated a foreign tax credit of $6,974.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VGE-2 02/02 600